Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Warren G. Lichtenstein, Douglas B. Woodworth and Joseph B. Sherk and each of them, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Steel Connect, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Company) (i) the Registration Statement on Form S-8 or such other form as may be appropriate and any amendments thereto (including post-effective amendments), to be filed with the Commission registering shares of common stock of the Company reserved for issuance under the Steel Connect, Inc. 2020 Stock Incentive Compensation Plan, and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto (including post-effective amendments); and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 21st day of August, 2020.

Signature	Title

/s/ Warren G. Lichtenstein
Warren G. Lichtenstein	Interim Chief Executive Officer, Executive Chairman and Director (Principal Executive Officer)

/s/ Douglas B. Woodworth
Douglas B. Woodworth	Chief Financial Officer (Principal Financial Officer)

/s/ Joseph B. Sherk
Joseph B. Sherk	Chief Accounting Officer (Principal Accounting Officer)

/s/ Glen M. Kassan
Glen M. Kassan	Vice Chairman and Director

/s/ Jeffrey J. Fenton
Jeffrey J. Fenton	Director

/s/ Jack L. Howard
Jack L. Howard	Director

/s/ Maria U. Molland
Maria U. Molland	Director

/s/ Jeffrey S. Wald
Jeffrey S. Wald	Director